Exhibit 99.1

Deutsche Bank Global Industrials and Basic Materials Conference

June 3, 2015

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH

Forward Looking Statements and Non-GAAP Financial Metrics

Certain statements in this presentation may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “confident,” “estimates” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the

Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

This presentation includes certain non-GAAP financial measures to describe the Company’s performance. The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 2

ADS – An Industrial Growth Company

?The leading player in the industry

?The only complete solutions provider for the water management industry, with a history of product innovation

?Track record of market share gains with material conversion growing steadily over time

?Large addressable opportunity across diverse construction markets

?Demonstrated ability to deliver above market growth, EBITDA margin expansion and strong cash flows

?Experienced management team with significant ownership stake

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 3

ADS At A Glance

Company Snapshot

? Significant management / ESOP ownership

? ADS is the leading manufacturer of high performance thermoplastic corrugated pipe, providing a comprehensive suite of water management products and superior drainage solutions for use in the construction and infrastructure marketplace

– Core products include thermoplastic corrugated pipe, fittings, filters and chambers

? Superior physical and performance characteristics compared to substitute products such as concrete and steel, driving conversion and market share gains

? Network of 61 global manufacturing plants and 29 distribution centers

? Highly diversified markets poised for recovery

FY2015 Sales by Geography(1)

International 13%

Domestic 87%

FY2015 Domestic Sales by End Use

Agriculture Non-17% Residential 53%

Infrastructure 10%

Residential

20% Construction: 83%

Our Culture: Our culture is results oriented and promotes competitiveness and a desire to win, hard work, integrity and mental toughness

            Note: Fiscal year ends March 31.

1. Does not include certain international sales stemming from our Joint Venture in South America.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 4

Comprehensive Product Portfolio

Pipe Products Portfolio: $895mm of FY2015 Net Sales

Dual Wall (N-12)



HP Storm & Sanitary



Single Wall



Triple Wall



Allied Products Portfolio: $283mm of FY2015 Net Sales

Fittings



Chambers



StormTech® Chambers

Structures



Nyloplast®



FleXstorm



Inserta Tee

Water Quality & Other





Water Quality Units & Filters



Geotextiles

Comprehensive product offering with attractive growth opportunities

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 5

Water Management Solutions


StormTech Chambers
Fittings
Water Quality
Pipe
Nyloplast Structures


Foundation / Sump Wells
Wastewater Disposal
Culverts / Edge Drains
Downspout / Landscape / Window Well Drainage

Project Life Cycle


ABILITY TO INFLUENCE PROJECT
Concept Initiation
Technical & Financial Feasibility
Design & Specification
Permit
Bid
Construction
TIME

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH
6

The Clear Market Leader

? Clear market leading positions across all key product categories

? Unmatched operating scale and distribution network: ~10x larger than nearest domestic HDPE competitor based on revenues

? Fleet of approximately 650 tractor-trailers combined with our advanced, versatile and portable tooling equipment enables unmatched manufacturing capabilities

? Unrivaled technical expertise driven by our group of over 50 field based engineers

? Long-standing relationships with our expansive network of distributors

Unmatched Operating Platform

Puerto Rico

Manufacturing Plant Distribution Center

Sole provider of holistic water management solutions to our industry

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 7

Extensive Network of Distributors

Leading Sales Force

? Network of over 250 dedicated direct sales professionals with technical or engineering backgrounds

? Highly trained and qualified to educate design specialists and engineers

? Supported by approximately 50 field-based engineers

? Help educate design engineers and government agencies to encourage the specification and inclusion of our products and obtain regulatory approval

? Consistently maintain thousands of touch-points with customers and regulator authorities

? Our broad product suite is highly attractive to end consumers and has imbedded us as a supplier of choice for many of our major customers

Extensive Network of Distributor Relationships

Wholesale Retail Recreation Buying

Our technical expertise, complete product selection and distribution network position us as the critical solution provider

RSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 8

Significant Competitive Advantages

Customers

Customer Service, Supply Chain,

& Logistics

Field Personnel / Relationships

Approvals / Specifications

Comprehensive Product Offering

Competitors

ADS’ product portfolio, technical expertise, history of approvals, supply chain and logistics capabilities support our leading market position

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 9

A Superior Product Compared to Alternatives

HDPE / PP Reinforced Concrete (RCP) Corrugated Metal (CMP) Commentary

HDPE / PP is generally 20% Fully-installed cost less expensive on a fully-installed basis than RCP

? HDPE / PP is lighter and ? Ease / speed of installation comes in longer lengths than RCP

? HDPE / PP is “flexible” and

? Installation sensitivity more sensitive to proper installation ? All 3 equal assuming proper ? Structural integrity installation

? Failure due to corrosion is a ? Resistance to corrosion major issue for CMP

? RCP resistance to abrasion ? Resistance to abrasion based on greater wall thickness

? Key problem with CMP ? Joint integrity

? RCP is as good as HDPE / ? Flow characteristics PP in the lab but slightly under-performs in the field

? Overall

= Strength of product attribute (full circle is strongest)

High Density Polyethylene (HDPE) and Polypropylene (PP) have superior attributes relative to traditional materials

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 10

Multi-Pronged Growth Strategy

Market Conversion Allied Products Market Recovery International Growth

? Focus on displacing ? Portfolio of storm ? Current addressable ? Creating strong growth alternative materials – water management market opportunity platforms utilizing local concrete, steel & PVC product lines rebounding from a low partner’s relationships pipe – both of approximately $10 coupled with our domestically and ? Allows us to offer a billion; still well below world-class internationally comprehensive water peak levels manufacturing management solution expertise and ? Provide a strong value ? Predicted solid innovative product proposition with our ? Differentiates us as a recovery in non- portfolio superior High Density solutions provider residential – our Polyethylene (HDPE) compared to our largest end market ? Focus on attractive and Polypropylene competition which are international markets HP(PP) N – 12 pipe viewed as product ? New housing starts with large conversion product offerings suppliers improving with new lot opportunity and low development risk

Well positioned to capitalize on growth driven by the strength of comprehensive offering, our market position and being the only complete solutions provider in the industry

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 11

A Strong History of Market Conversion

? Corrugated HDPE pipe has been displacing traditional products such as reinforced concrete, corrugated steel and PVC pipe, across an ever expanding range of end markets since the late 1980’s

? Contractors, engineers, and municipalities continue to acknowledge the superior physical attributes and compelling value proposition of HDPE pipe

HDPE Share of Storm Sewer Market(1)

(HDPE % Share)

30%

26% 25%

20% 20%

15%

10% <10%

5%

<1% 0%

1990 2000 2010 2014

Cement Pricing(2)

($ Per Ton) $120

Relative value of our products vs. concrete should continue to rise as cement prices increase

$110 $100 $90

$80

2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

We continue to capture market share by driving industry conversion to our products

1. Based on Management’s estimates.

2. Source: MarketLine.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 12

Allied Products and Innovative Pipe Offerings

New Product Introduction & Ventures

2015 ? Acquired Ideal Pipe of Canada

? Product introduction: Bend-A-Drain (Retail Market)

2014

? Established Tigre-USA PVC Fittings joint venture

2013 ? Acquired Flexstorm product line, established Baysaver joint venture

2012 ? Acquired Sewer Tap (Inserta Tee)

2011 ? Product introduction: StormTech Mega Chamber—MC4500

2010 ? Acquired the remaining 50% interest in StormTech

? Product introduction: HP Pipe

2009

? Product introduction: StormTech Mega Chamber – MC3500

Allied Product Growth

($ mm) $350

$300 $283 $260 $249 $250 $231

$195 $200

$150

$100

FY11 FY12 FY13 FY14 FY15

StormTech® HP N-12 Chambers

FleXstorm Nyloplast®

Comprehensive portfolio of high margin products providing holistic solutions to the water management industry

1. Historical sales figures are unadjusted for inflation.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 13

Addressable Market Opportunity

FY2015 Domestic Sales by End Use

Non-Residential 53% Agriculture 17%

Infrastructure 10%

Residential

20% Construction: 83%

U.S. Non-Residential Building Construction Put in Place(1)

($ bn)

450 402 357 350 292 301 299 320 284 250

150

50

2010 2011 2012 2013 2014 2015P 2016P

Total U.S. Housing Starts(2)

Thousands of units

2,500 2,068 1,801 1,875

1,355 1,315 1,250 1,140 906 966 1,014 604 631 804 625 571

0

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014P 2015P 2016P

Domestic markets served still well below prior peak levels

1. Non-residential Put In Place based on McGraw Hill Dodge Research.

2. Total U.S. Housing Starts estimates based on McGraw Hill Research.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 14

Track Record of Above Market Growth

FY2011A – FY2015A Domestic Revenue CAGR vs. End Use CAGR

Non-Residential Residential Infrastructure Agriculture

15%

11%

10%

5%

0%

(2%)

-5%

-10%

15%

10%

6%

5% 4%

0%

ADS Growth

10%

7%

5%

0%

-5% (4%)

-10%

Market Growth (1)

30%

20%

10%

7% 4%

0%

Our holistic water management solutions has propelled above market growth across the cycle

1. Based on management estimates.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 15

YTD Domestic End Market Performance

Domestic Net Sales Growth – Three and Twelve Months Ended March 31st

Non-Residential Residential Infrastructure Agriculture

19%

20%

15%

15% 10% 5% 0%

15%

10% 9% 9%

5%

0%

Three months ended Mar 31, 2015

25%

20% 18% 16%

15% 10% 5% 0% -5% -10%

Twelve months ended Mar 31, 2015

10%

0%

(6%) (5%)

-10%

-20%

Combined, domestic construction end markets increased 13.7% compared to the prior year

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 16

End Market Exposure

ADS’s 2015 Economic

End Market End Market Exposure¹ Outlook

Non-Residential 53% High single-digit growth Residential 20% 1.1 to 1.2 million starts Infrastructure 10% Flat to modest growth Agriculture 17% Decline of mid-single digits

1. Based on FY2015 Domestic net sales.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 17

International Market Growth Opportunities

Canada

? The leading HDPE producer in Canada; expanding market share ? 100% owned ? Recently completed acquisition of Ideal Pipe, expanding manufacturing footprint and sales coverage

Mexico / Central America

? ~30 exclusive territory distribution agreements in Mexico

South America

? Infrastructure primarily concrete-based with widespread storm drainage problems ? JV strategy in Brazil, Chile, Argentina and Colombia

Manufacturing Plant Distribution Center

Established platform in attractive foreign markets with growing infrastructure needs

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 18

Strong and Deep Management Team

34 Years

Joseph Chlapaty

Chairman, President

& CEO

? Dedicated management team, averaging over 24 years of industry experience

? High level of management and employee ownership ensures aligned objectives

? Track record of success across economic cycles

34 Years

Mark Sturgeon

Executive Vice President, Finance & CFO

25 Years

Thomas Fussner

Co-Chief Operating

Officer & Executive

Vice President

26 Years

Ron Vitarelli

Co-Chief Operating Officer & Executive Vice President

23 Years

Ewout Leeuwenburg

Vice President of International Operations

23 years

Robert Klein

Executive Vice President, Customer Relations

33 Years

Marc Askew

Vice President of Procurement

27 Years

Jim Clemans

Vice President of Operational Services

16 Years

Mike Huebert

Vice President of Allied Products

27 Years

Bernie Pipan

Vice President of Corporate Accounts

3	Years

Kevin Talley

Vice President of Human Resources

20 Years

Michael Higgins

Director, Investor Relations & Business Strategy

Experienced management are significant shareholders and together with our ESOP own ~45% of the company

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 19

Operational Excellence & Technical Expertise

Scale and Capacity

? 61 manufacturing locations and 29 distribution centers serving all 50 states, Canada, Mexico and South America

? ~160 global pipe production lines able to produce ~1.2 billion pounds annually

? Fleet of ~650 tractor-trailers and ~1,100 trailers specially designed to haul pipe and fitting products

? Advanced, versatile and portable tooling equipment enables unmatched manufacturing capabilities

? Significant production capacity to support growth with minimal investment (currently ~68% capacity utilization)

Industry Leading Technical Expertise

? Team of 50 field-based engineers work closely with key agencies to obtain regulatory approvals and with civil engineering firms to influence the specification of our products

? Unique, proprietary production equipment that provides a lower cost profile, dramatically higher productivity, and faster delivery cycle

? Cutting edge resin blending technology and expertise

– Ability to utilize both virgin and non-virgin materials while maintaining high quality ? Vertically integrated in the recycling process through Green Line Polymers

Our leading market position is supported by our extensive manufacturing network and industry leading technical expertise

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 20

Raw material cost management

50 60 70 80 90 100 110 (

$

Mar-07 per

Jun-07

Sep-07

Dec-07 pound)

Mar-08

Jun-08

Sep-08

Dec-08

Mar-09

Jun-09

Sep-09

Dec-09

Mar-10

Jun-10

Sep-10

Dec-10

Mar-11

Jun-11

Sep-11

Dec-11

Mar-12

Jun-12

Sep-12

Dec-12

Mar-13

Jun-13

Sep-13

Dec-13

Mar-14

Jun-14

Sep-14

Dec-14

Mar-15

21

North America Polyethylene Capacity Expansions

?The next wave of capacity expansion will be in North America

? Low cost natural gas liquids from shale gas production have made North America the low cost producer of ethylene, and thus polyethylene, outside of the Middle East

?Most U.S. and Canadian polyethylene producers have announced capacity expansions with startups prior to 2018

Similar to the expansion schedule in the Middle East over the last 10 years, it is likely that many of these projects will be delayed or slow to come on-stream; thus the surge of new capacity is expected to be more gradual then announced

•	2015 – Nova—Joffre, Alberta, Canada
•	1,000 MM lbs LLDPE
•	2016

– Braskem/Idesa—Nachital, Mexico (Late 2015)

•	661 MM lbs LDPE
•	1.65 B lbs HDPE

– LyondellBasell—U.S. Gulf Coast

•	992 MM lbs polyethylene

– ExxonMobil—Baytown, TX

•	2.86 B lbs mLL / LLDPE

– Ineos/Sasol—LaPort, TX

•	1.0 B lbs bimodal HDPE

– Formosa—Point Comfort, TX

•	661 MM lbs LDPE
•	2017

– CPChem—Sweeny, TX

•	2.2 B lbs polyethylene

– Dow—Freeport, TX

•	World scale Polyethylene, most likely mLL/LLDPE

– Sasol—Lake Charles, Louisiana

•	992 MM lbs mLL / LL / HDPE
•	Future

– Shell—Monaca, PA

•	1.1 B lbs HDPE (Slurry)
•	1.1 B lbs HDPE (Gas Phase)
•	1.1 B lbs LLDPE

– ASCENT (Odebrecht/Braskem)—Wood county, WV

•	3 PE units (Ineos licensee)

– Badlands NGL’s LLC – North Dakota

•	3.3 B lbs of Polyethylene
•	Announced October 2014

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH

22

Financial Overview

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH

Financial Highlights

Above-Market Growth

Attractive End Market Dynamics

Strong Earnings Momentum

Attractive Cash Flow Dynamics

? Unmatched track record in driving market conversion to our products from traditional products with a long runway ahead

? Ability to deliver complete solutions through our comprehensive portfolio of products and expansive distribution network

? Well positioned to capitalize on recovery in our core domestic end markets

? Poised to benefit from operating leverage and improving product mix

? Ongoing focus on cost management and operational efficiency

? Significant production capacity supports low capex requirements to fund growth ? Minimal interest expense given conservative capital structure ? Proven history of generating strong free cash flows

Well positioned to drive continued growth

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 24

Historical Financial Performance

Commentary

? Actively drive market share gains through material conversion and Allied Product growth

? Muted demand in the non-residential end market over the past several years; however, broader end markets in midst of recovery

? Improving profitability driven by operational efficiency and product mix shift, despite raw material headwinds in recent years

FY Revenue

Revenue ($ mm) $1,178 $1,200

$1,100 $1,069 $1,014 $1,017 $1,000

$900 $863 $800 $700 $600

$500

2011 2012 2013 2014 2015

FY Adjusted EBITDA(1)

Adj. EBITDA ($ mm) EBITDA Margin ( %)

$154 $160 $147 30% $140 $130 25% $120 $117 $101 20% $100 12%

$80 15%

$60

12% 12% 13% 14% 13% 10% $40 5% $20

$0 0% 2011 2012 2013 2014 2015

FY Free Cash Flow(2)

FCF ($ mm) FCF as a % of Net Income

$100 800%

741% $77 $76

600%

$52 $50

$50 $44 400%

309% 289% 200%

178%

$0 121% 0%

(3)

2011 2012 2013 2014 2015

            Note: Fiscal year end March 31.

1. EBITDA adjustments include one-time transaction costs and certain non-cash items.

2. Free Cash Flow defined as adjusted EBITDA less cash taxes, cash interest and capital expenditures.

3. Excludes impact of $22.6mm ESOP dividend on income tax and net income.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 25

FY2015 Q4 Financial Results

Summary Financial Highlights

? Quarterly net sales increased 14.0%, $207 million

? Adjusted EBITDA of $16.3 million

? Adjusted earnings per fully converted share of $0.00, compared to a net loss of $.17 in the prior year

? Increased quarterly dividend 25% to $0.05 / common share

Note: As of March 31, 2015; fully converted shares of common stock outstanding of 73.3 million, common shares of 53.3 million.

1. Adjusted Earnings per fully converted share.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 26

FY2015—Financial Results

Summary Financial Highlights

? Net sales increased 10.2%, to $1,178 billion

? Adjusted EBITDA of $153.6 million, an increase of 4.5%

? Adjusted earnings per fully converted share of $0.62 compared to $.28 in the prior year

? Completed acquisition of Ideal Pipe of Canada

Note: As of March 31, 2015; fully converted shares of common stock outstanding of 73.3 million, common shares of 53.3 million.

1. Adjusted Earnings per fully converted share.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 27

Current Capitalization

1. Revolving Credit Facility has a borrowing capacity of $325mm.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 28

ADS – An Industrial Growth Company

?The leading player in the industry

?The only complete solutions provider for the water management industry, with a history of product innovation

?Track record of market share gains with material conversion growing steadily over time

?Large addressable opportunity across diverse construction markets

?Demonstrated ability to deliver above market growth, EBITDA margin expansion and strong cash flows

?Experienced management team with significant ownership stake

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 29

Appendix

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH

Shares Outstanding

July 30, 2014 (Post-IPO)

As of July 30, 2014 (Post-IPO), the Company had 73,201,560 fully converted shares of common stock outstanding. The following table illustrates the breakdown of the period ending shares of common stock outstanding:

March 31, 2015 (FY15 Q4 Earnings)

As of March 31, 2015, the Company had 73,427,437 fully converted shares of common stock outstanding. The following table illustrates the breakdown of the period ending shares of common stock outstanding:

Period Ending Shares Outstanding – Post IPO

Common Stock 52,876,151 Unvested Restricted Stock 226,313 Convertible Preferred Stock 20,099,096

Total Shares Outstanding 73,201,560

Period Ending Shares Outstanding – FY15 Q4

Common Stock 53,522,361 Unvested Restricted Stock 183,359 Convertible Preferred Stock 19,721,717

Total Shares Outstanding 73,427,437

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 31